UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 1, 2017

AmTrust Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59 Maiden Lane, 43rd Floor, New York, New York		10038
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 1, 2017, AmTrust Financial Services, Inc. (the “Company”) posted to its website at www.amtrustgroup.com its year-end 2016 investor presentation (the “Investor Presentation”). This Investor Presentation, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended.

The Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, such as “operating earnings,” “operating diluted earnings per share,” and “operating return on common equity” for the years ended December 31, 2014 (restated), 2015 (restated) and 2016. The Company has included these non-GAAP measures because it believes they may provide useful supplemental information for evaluating the Company’s business and management intends to refer to them in discussions about the Company’s operations and performance. These non-GAAP measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP (which were included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016) are included in the Investor Presentation attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

The information required by this Item 7.01 is set forth under Item 2.02 above and is hereby incorporated by reference in response to this Item.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Investor Presentation, Year End 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)

Date May 1, 2017

/s/ Stephen Ungar
Stephen Ungar
Senior Vice President, General Counsel and Secretary